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                                                                    Exhibit 17.2

                                      Proxy

                       Dresdner RCM Investment Funds Inc.
                            Dresdner RCM Europe Fund

                             Four Embarcadero Center
                          San Francisco, CA 94111-4189

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
             MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2000

The undersigned hereby appoints _____________ and ___________________ as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Dresdner RCM Europe Fund held of record by the undersigned on _______________ at the Special Meeting of Stockholders to be held on December 18, 2000 or any adjournment thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other business as may properly come before such Special Meeting or any adjournment thereof.

Every properly signed proxy will be voted in the manner specified hereon. If no direction is made, this proxy will be voted FOR Proposal 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


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SEE REVERSE                                                SEE REVERSE
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[X]  Please mark votes as in this example

The Board of Directors recommends that you vote for Proposal 2.

3. Approval of the Reorganization of the Dresdner RCM Europe Fund into a substantially similar newly created portfolio of the Dresdner RCM Global Funds, Inc.

         For [  ]          Against [  ]              Abstain [  ]

4. To consider and act upon such other business as may properly come before the meeting or any adjournments.

         For [  ]          Against [  ]              Abstain [  ]


Please be sure to sign and date this Proxy.

Signature:______________Date:________ Signature:______________ Date:___________


                               ____________, 2000